UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2021

Sharecare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39535	85-1365053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 East Paces Ferry Road NE, Suite 700

Atlanta, Georgia 30305

(Address of principal executive offices, including Zip Code)

(404) 671-4000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SHCR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock, each at an exercise price of $11.50 per share	SHCRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On August 11, 2021, Sharecare, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2021, achieved prior to the completion of its business combination with Falcon Capital Acquisition Corp. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 2.02, including the press release attached as Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

On August 11, 2021, the Company issued a press release announcing that it entered into and closed a Stock Purchase Agreement acquiring all of the outstanding equity interest of CareLinx Inc. (“CareLinx”). CareLinx is a nationwide home care platform that delivers intermittent on-demand personal care services in the homes of patients, while facilitating rich data capture, population health analytics and real-time care coordination with remote clinical teams. Total purchase consideration is $65.0 million.

A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

The information in this Item 7.01, including the press release attached as Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated August 11, 2021, reporting the Company’s financial results for the second quarter ended June 30, 2021.

99.2	Press Release, dated August 11, 2021, announcing the acquisition of CareLinx.

104.	Cover Page Interactive Data File (formatted as inline XBRL and included as Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARECARE, INC.

Date: August 11, 2021	By:	/s/ Justin Ferrero
Name: Justin Ferrero
Title: Chief Financial Officer